UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2007

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 24, 2007, UIL Holdings Corporation (the Registrant) (UIL) amended its Note Purchase Agreement, dated as of February 15, 2001, with certain institutional investors, effective December 31, 2006. The amendment changes the definition of consolidated net income such that financial covenants relating thereto are calculated without regard to any reduction resulting from any losses related to fourth quarter 2006 results related to Xcelecom, Inc., including operating results and losses on sale transactions in each case that are reported in discontinued operations.

Also on January 24, 2007, UIL issued a press release that announced losses associated with Xcelecom, Inc., which are reported in discontinued operations, will be materially greater than previously estimated in the 2006 earnings guidance issued on January 5, 2007. The additional losses are a result of further review of the preliminary December results of operations and additional costs associated with the divestitures of Xcelecom in December. Management is reviewing the impact of these transactions and December results and will revise 2006 earnings guidance for discontinued operations and consolidated UIL upon completion of its review.

Use of Non-GAAP Measures

Within the press release, discontinued operation earnings per share (EPS) for 2006 are provided. UIL Holdings believes EPS information is useful for components of the business, however are not generally accepted accounting principles (Non GAAP). The amounts presented show the EPS from discontinued operations, calculated by dividing the income from discontinued operations, net of tax, by the average number of shares of UIL Holdings common stock outstanding for the period presented.

Forward Looking Statements

Certain statements contained within the presentation, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products, services and prices of UIL Holdings’ subsidiaries. The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

A copy of the Registrant's press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits - The following exhibit is filed as part of this report:

99	Press release, dated January 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 01/24/07	By /s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit	Description

99	Press Release dated January 24, 2007